Trade receivables and other assets	9 Months Ended
Sep. 30, 2020
Trade receivables and other assets
Trade receivables and other assets

8 Trade receivables and other assets

in EUR k	Dec 31, 2019	Sep 30, 2020
Non‑current
Other assets - Rental deposits	1,948	1,853
Other assets – Others	—	100
	1,948	1,953
Current
Trade receivables, net	12,709	22,674
Contract assets, net	3,884	3,113
Receivables due from shareholders	2,766	—
Other assets	5,846	4,055
	25,205	29,842
Total non-current and current trade receivables and other assets	27,153	31,795

Trade receivables and contract assets

Trade receivables are non-interest bearing and are generally due in 30 to 90 days.  In general, portfolio-based expected credit loss allowances are recognized on trade receivables and contract assets.

Considering the potential impact of the COVID-19 pandemic on the global economy, the Group has re-assessed the credit loss rates in relation to the outstanding trade receivables and contract assets as follows:

in EUR k	Dec, 2019	Sep 30, 2020
Not past due	11,102	21,273
Past due 1-30 days	1,113	1,033
Past due 31-90 days	1,708	1,247
Past due more than 90 days	5,005	7,380
Total gross amount of trade receivables and contract assets	18,928	30,933

Expected credit loss rate
Not past due	0.3%	0.7%
Past due 1-30 days	1.0%	5.9%
Past due 31-90 days	1.2%	10.1%
Past due more than 90 days	45.4%	65.3%
Expected credit loss rate on total gross trade receivables and contract assets	12.3%	16.6%

Expected credit loss	2,335	5,146

Based on the re-assessment the Group recognized impairment losses on receivables and contract assets arising from contracts with customers, included under impairment of financial assets in the consolidated statement of comprehensive loss, amounting to EUR 1,147k and EUR 2,821k, respectively, for the three and nine months ended September 30, 2020 (the three and nine months ended September 30, 2019: EUR 92k and EUR 554k, respectively).

Receivables due from shareholders

In 2016, the Group established a virtual share option program ("2016 VSOP") under Centogene GmbH that entitled the management board to grant virtual share options to individuals, in regard to services they provide and their continuous commitment to the Group.  Upon completion of the IPO in November 2019,  all options granted under the 2016 VSOP were vested immediately in full, and the holders of vested options were entitled to receive a direct cash payment from the Company according to the calculation as stipulated in the 2016 VSOP, which is determined based on the IPO price of the shares of Centogene N.V. and the exercise prices of the vested options.

The payables by the Group to the holders of vested options were recorded as a liability with a carrying amount of EUR 2,766k by the end of December 31, 2019 (see note 11.2). As the payments to the option holders would be reimbursed by certain original shareholders to the Company, corresponding receivables against shareholders were recorded.  Such receivables were considered as additional capital from shareholders and recorded against equity (capital reserve). Upon the completion of the July 2020 Offering, the relevant payables to the holders of vested options were settled by the proceeds received from such original shareholders from the sale of their shares.

Other assets

The non-current portion of other assets mainly include cash deposit of EUR 1,500k (used to secure a bank guarantee of EUR 3,000k) relating to the leases of Rostock headquarters building, cash deposits of EUR 128k (used to secure a bank guarantee of EUR 257k) relating to the leases of Berlin office and EUR 191k for the leases of certain plant and machineries. It also includes the consideration receivable for the sale of LPC of EUR 200k, among which EUR 100k is due after 1 year (see note 6.2).

The current portion of other assets include prepaid expenses of EUR 1,483k (December 31, 2019: EUR 3,481k) as well as receivables from grants of EUR 1,268k (December 31, 2019: EUR 409k).